SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	September 14, 2004

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID Number)

211 College Road East, Princeton, New Jersey	08540

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On September 14, 2004, Interpool, Inc. (the “Company”) entered into a Securities Purchase Agreement under which it sold $150 million total principal amount of a new series of 6% Notes due 2014 (the “Notes”) in a private transaction with four investors, Goldman, Sachs & Co., Greywolf Capital Management, Caspian Capital Advisors LLC and Riva Ridge Capital Management (the “Investors”).  In connection with the sale of the Notes, the Company also issued to the Investors two series of Warrants exercisable for a total of 8,333,333 shares of the Company’s common stock at an exercise price of $18 per share (the “Warrants”).  The first series of Warrants is exercisable at any time for a total of 5,475,768 shares, and the second series will become exercisable at any time for a total of 2,857,565 shares, following stockholder approval of such exercise at the next meeting of the Company’s stockholders. The Company also entered into agreements with the Investors to file registration statements with the Securities and Exchange Commission, for the benefit of the Investors, with respect to the Notes and the Warrants. The sale of the Notes and Warrants pursuant to the Securities Purchase Agreement was made in reliance on the exemption from the registration requirements of the Securities Act of 1933 (the “Act”), pursuant to Section 4(2) of the Act.

          Of the $150 million in proceeds from the sale of the Notes and Warrants, the Company used $49 million to repurchase outstanding 7.35% notes due 2007 and 7.20% notes due 2007 of the Company which were held by the Investors. The remaining proceeds will be used for general corporate purposes, including, but not limited to, the purchase of equipment, retirement of debt, acquisitions and/or working capital.

          The Notes mature on September 1, 2014, and accrue interest at a rate of 6% per annum, payable semi-annually. The maturity of the Notes can be accelerated upon the occurrence of an “Event of Default” as such term is defined in the indenture governing the Notes (the “Indenture”). Events of Default include the following:

•	the failure of the Company to pay interest when due on the Notes;

•	the failure of the Company to comply with its covenants or agreements in the Indenture, the Securities Purchase Agreement or any other ancillary documents;

•	the failure of the Company to pay when due any other debt or obligation exceeding $10 million; and

•	other customary Events of Default, including provisions relating to the Company’s involvement in certain bankruptcy proceedings.

          The Indenture also contains various restrictive covenants, including limitations on the payment of dividends and other restricted payments, limitations on incurrence of indebtedness, and limitations on asset sales, the violation of which by the Company would result in an Event of Default.

          The Company intends to hold an annual meeting of stockholders in the fourth quarter of 2004 or the first quarter of 2005 to seek stockholder approval for the exercise of the second series of Warrants, as well as other matters. In connection with the sale of the Notes and Warrants, certain of the Company’s significant stockholders, whose combined interest in the Company represents more than 50% of the issued and outstanding shares of Common Stock, entered into a voting agreement pursuant to which they have agreed to vote to approve the exercise of the second series of Warrants by the Investors. In addition, Martin Tuchman, the Company’s Chairman and Chief Executive Officer, Warren Serenbetz, a member of the Company’s Board of Directors, and an entity controlled by members of Mr. Serenbetz’s family agreed to certain restrictions on their ability to transfer shares of the Company’s common stock in private transactions.

          A copy of the Securities Purchase Agreement, the Indenture, the Warrant Agreement, the Notes Registration Rights Agreement and the Investor Rights Agreement and a Press Release announcing this transaction are being filed as exhibits to this report.

Item 2.03 Creation of a Direct Financial Obligation

           See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

           See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

           (a) Financial statements of business acquired: Not applicable

           (b) Pro forma financial statements: Not applicable

           (c) Exhibits:

10.53	Securities Purchase Agreement dated as of September 14, 2004 among the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

10.54	Indenture dated as of September 14, 2004, between the Company and US Bank, as trustee.

10.55	Warrant Agreement dated as of September 14, 2004, between the Company and US Bank, as warrant agent.

10.56	Notes Registration Rights Agreement dated as of September 14, 2004 between the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

10.57	Investor Rights Agreement dated as of September 14, 2004 between the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

99.7	Press Release dated September 14, 2004

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPOOL, INC. By: /s/ James F. Walsh Name: James F. Walsh Title: Executive Vice President & Chief Financial Officer

Dated: September 15, 2004

Exhibit Index

10.53	Securities Purchase Agreement dated as of September 14, 2004 among the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

10.54	Indenture dated as of September 14, 2004, between the Company and US Bank, as trustee.

10.55	Warrant Agreement dated as of September 14, 2004, between the Company and US Bank, as warrant agent.

10.56	Notes Registration Rights Agreement dated as of September 14, 2004 between the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

10.57	Investor Rights Agreement dated as of September 14, 2004 between the Company and Greywolf Capital Partners II, LP, Greywolf Capital Overseas Fund, Greywolf High Yield Master Fund, Caspian Capital Partners, LP, Mariner LDC, Mariner Opportunities Fund, LP, Mariner Voyager Master Fund LTD, Riva Ridge Master Fund, LTD, Goldman, Sachs & Co.

99.7	Press Release dated September 14, 2004